Exhibit 3.247

State of Delaware Secretary of State Division of Corporations Delivered 12:46 PM 10/29/2007 FILED 12:46 PM 10/29/2007 SRV 071163787 – 4448083 FILE

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

•	First: The name of the limited liability company is West Valley Enterprises No. 3, LLC

•	Second: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, DE. The 19808 name of its Registered agent at such address is The Company Corporation

•	Third: (Use this paragraph only if the company is to have a specific effective date of dissolution: “The latest date on which the limited liability company is to dissolve is .”)

•	Fourth: (Insert any other matters the members determine to include herein.)

In Witness Whereof, the undersigned have executed this Certificate of Formation this 29th day of October, 2007.

By:	/s/ James F. Mosier
Authorized Person(s)

Name:	James F. Mosier
Typed or Printed

Delaware File # 4448083

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: West Valley Enterprises No. 3, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

First: The name of the limited liability company is Central Valley Enterprises No. 3, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 27th day of Nov. , A.D. 2007

By:	/s/ James F. Mosier
Authorized Person(s) Secretary

Name:	James F. Mosier
Print or Type

State of Delaware Secretary of State Division of Corporations Delivered 03:58 PM 11/27/2007 FILED 03:58 PM 11/27/2007 SRV 071257985 – 4448083 FILE

File # 4448083	State of Delaware Secretary of State Division of Corporations Delivered 06:25 PM 11/30/2007 FILED 06:25 PM 11/30/2007 SRV 071273944 - 4448083 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Central Valley Enterprises No. 3, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

First: The name of the limited liability company is UCP Quail Run, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 30th day of November, A.D. 2007.

By:	/s/ James F. Mosier
Authorized Person(s) Secretary

Name:	James F. Mosier
Print or Type